UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 20, 2024
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
After conducting a competitive process, on August 20, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Harte Hanks, Inc. (the “Company”) approved the appointment of Wolf & Company, P.C. (“Wolf”) as the new independent registered public accounting firm for the Company, subject to Wolf’s completion of its customary client acceptance procedures.

During the fiscal year ended December 31, 2023 (“fiscal 2023”), and for the subsequent interim period through August 20, 2024, no individual within, or on behalf of the Company, consulted Wolf regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”) through that date.

On August 20, 2024, the Audit Committee also dismissed Baker Tilly US LLP (“BT”) as the Company’s independent registered public accounting firm, effective as of that date.

BT’s report on the Company’s consolidated financial statements for the period ended December 31, 2022 and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2023, and in the subsequent interim period through August 20, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BT, would have caused BT to make reference to the subject matter of the disagreement in connection with BT’s report. During the fiscal year ended December 31, 2023 and in the subsequent interim period through August 20, 2024, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BT with a copy of this report and requested that BT provide a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of BT’s letter, dated August 23, 2024, is filed as Exhibit 16.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description

16.1	Letter from Baker Tilly LLP to the Securities and Exchange Commission, Dated August 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: August 23, 2024	By:	/s/ David Garrison
David Garrison Chief Financial Officer